Exhibit 99.1

Contacts Media Ted Lowen, Engelhard Corp. 732-205-6360 Investor Relations Gavin A. Bell, Engelhard Corp. 732-205-6313 or Dan Katcher / Eden Abrahams Joele Frank, Wilkinson Brimmer Katcher 212-355-4449

For Immediate Release

ENGELHARD ANNOUNCES NEW RECORD DATE FOR ANNUAL MEETING OF SHAREHOLDERS

ISELIN, NJ, April 26, 2006 - Engelhard Corporation (NYSE:EC), one of the largest surface and materials science companies in the world, today announced that the company’s Board of Directors has set May 5, 2006 as the new record date for its Annual Meeting, which is scheduled for June 2, 2006. Engelhard shareholders of record as of this date will be entitled to notice of and to vote at the Annual Meeting.

Engelhard Corporation is a surface and materials science company that develops technologies to improve customers’ products and processes. A Fortune 500 company, Engelhard is a world-leading provider of technologies for environmental, process, appearance and performance applications. For more information, visit Engelhard on the Internet at www.engelhard.com.

No Offer or Solicitation. This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. The proposed self-tender offer by Engelhard described in a separate announcement today has not commenced. Any offers to purchase or solicitation of offers to sell will be made only pursuant to a tender offer statement (including an offer to purchase, a letter of transmittal and other offer documents) filed by Engelhard (“Engelhard’s Tender Offer Statement”) with the SEC. ENGELHARD’S SHAREHOLDERS ARE ADVISED TO READ ENGELHARD’S TENDER OFFER STATEMENT AND ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional Information and Where to Find It. Engelhard also plans to file with the SEC and mail to its shareholders a definitive Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the “2006 Proxy Statement”) and other important information. Engelhard and its directors and certain of its officers may be deemed, under SEC rules, to be participants in soliciting proxies from Engelhard’s shareholders. Information regarding the names of Engelhard’s directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard’s Proxy Statement relating to the 2005 annual meeting of shareholders (the “2005 Proxy Statement”). Additional information regarding the interests of such and other potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard’s 2006 annual meeting of shareholders that will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE 2006 PROXY STATEMENT AND OTHER MATERIALS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. On January 9, 2006, BASF filed a Tender Offer Statement on Schedule TO, which has been amended (the “BASF Tender Offer Statement”). In response to the BASF Tender Offer Statement, Engelhard has filed certain materials with the SEC, including the Schedule 14D-9 filed on February 2, 2006, and which has been amended, (the “Schedule 14D-9”).

Investors and security holders may obtain a free copy of Engelhard’s Tender Offer Statement (when it is filed and becomes available), Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available), BASF’s Tender Offer Statement and other documents filed by Engelhard or BASF with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available), Engelhard’s Tender Offer Statement (when it is filed and becomes available), as well as Engelhard’s related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000, or from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at Engelhard@mackenziepartners.com.

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